SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2008
DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction) of incorporation)	0-5423 (Commission file number)	59-1277135 (I.R.S. employer identification no.)
11770 U.S. Highway One, Suite 101
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)
(561) 627-7171
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02	Results of Operations and Financial Condition.
On May 20, 2008 Dycom Industries, Inc. (the “Company”) issued a press release reporting its third quarter of fiscal 2008 revenue and earnings expectations. A copy of the Press Release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated in this Item 2.02 by reference.
The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On May 20, 2008 the Company announced the appointment of Patricia L. Higgins as a director. Ms. Higgins was President, Chief Executive Officer, and a director of Switch & Data Facilities Company, Inc., a leading provider of neutral interconnection and collocation services, from September 2000 to February 2004. Prior to that, Ms. Higgins served as Chairman and Chief Executive Officer of The Research Board, a consulting and research services company for information technology from May 1999 to August 2000. Prior to 1999, Ms. Higgins was the Chief Information Officer of Alcoa Inc. and also held senior management positions at UNISYS Corporation, Verizon (NYNEX) and AT&T Inc. In connection with Ms. Higgins appointment, Dycom’s Board of Directors approved a resolution to increase the number of board members from seven to eight. The appointment, effective May 20, 2008, is for a term extending until Dycom’s next Annual Meeting of Shareholders. Ms. Higgins currently serves on the Boards of Directors of The Travelers Company, Inc., Visteon Corporation and Barnes and Noble, Inc.
The Board of Directors has not made a determination as to whether Ms. Higgins will be named to any committees of the Board of Directors.
A copy of the Company’s press release is attached as Exhibit 99.3 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
On May 20, 2008, the Company issued a press release reporting its third quarter of fiscal 2008 revenue and earnings expectations. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated in this Item 7.01 by reference.
The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 8.01	Other Events
On May 20, 2008 the Company issued a press release announcing that its Board of Directors had authorized the repurchase of up to $15 million of its common stock. The stock repurchases are authorized to be made over the next eighteen (18) months in open market or private transactions. This buyback program is in addition to the previously announced repurchase program of $15 million, under which the Company has purchased 1,016,200 shares for approximately $14.1 million.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

	99.1	Press release dated May 20, 2008 announcing the fiscal third quarter results and earnings expectations

	99.2	Press release dated May 20, 2008 announcing the appointment of Patricia L. Higgins to the Board of Directors

	99.3	Press release dated May 20, 2008 announcing a new authorization to repurchase common stock

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: May 20, 2008

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Senior Vice President and Chief Financial Officer